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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 6, 2006

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                              ARTIFICIAL LIFE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

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
           Delaware                          000-25075                       04-3253298
(State or Other Jurisdiction of      (Commission File Number)      (I.R.S. Employer Identification Number)
        Incorporation)

     Suite 4601, China Online Centre, 333 Lockhart Road, Wanchai, Hong Kong
                    (Address of principal executive offices)

                                (+852) 3102 2800
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2006, the Company signed an agreement with Starwave Mobile, a unit of the Buena Vista Internet Group (BVIG), the online and mobile division of The Walt Disney Company, to exclusively publish its 3G games "V-girl(TM) - your virtual girlfriend" and "V-boy(TM) - your virtual boyfriend" in the USA, Canada and the UK.

Artificial Life, Inc. announced that it intends to publish the 3G games with Starwave Mobile during 2006 and 2007 in all three target markets. However, the games will still be localized in co-operation with Starwave Mobile before the launches to adapt to the local cultures and user preferences. Contingent upon the achievement of certain revenue targets, the publishing contract is exclusive for at least 18 months up to 36 months after launch of the products for the target territories.

Item 3.02. Unregistered Sales of Equity Securities.

On March 14, 2006, Artificial Life, Inc. issued a press release announcing that it had sold 3,636,181 shares of its Common Stock and options to purchase 454,545 shares of its Common Stock to several private and institutional investors. The Company also announced that it had received proceeds of $69,720 from the exercise of previously issued options. The aggregate consideration for these transactions was $2,069,620. The shares issued by the Company were issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Regulation D thereunder. Certificates representing the shares issued bear a legend restricting transfer in accordance with the Act.

Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.

          99.1 Press Release dated March 14, 2006.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Artificial Life, Inc.
                                        (Registrant)


Date:  March 17, 2006                           By: /s/ Eberhard Schoneburg
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                                                    Eberhard Schoneburg,
                                                    Chief Executive Officer